SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): January 2, 2008

COMMONWEALTH BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-13467	56-1641133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Biotech Drive

Richmond, Virginia 23235

(Address of principal executive offices)

Registrant’s telephone number, including area code: (804) 648-3820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 2, 2008, the registrant completed the issuance of an aggregate principal amount of $1,950,000 of convertible subordinated notes (the “Notes”) and warrants to purchase shares of the registrant’s common stock, without par value per share (“Common Stock”), to 6 institutional investors (the “Investors”). The Notes mature on July 31, 2009, and have an interest rate of 10% per annum. The registrant will pay interest on a quarterly basis beginning on March 31, 2008. Prior to maturity, a holder of a Note may convert such Note into shares of the registrant’s Common Stock at a conversion price of $2.00 per share.

In connection with the closing of the private placement, the registrant issued Class A Warrants (the “Class A Warrants”) to purchase an aggregate of 975,000 shares of the registrant’s Common Stock to the Investors. The Class A Warrants have an exercise price of $2.85 per share of Common Stock. The holders of the Class A Warrants may exercise such warrants at any during the period time commencing on July 1, 2008 and ending May 31, 2013.

In addition, the registrant issued Class B Warrants to purchase an aggregate of 243,750 shares of the registrant’s Common Stock (the “Class B Warrants”) to the Investors. The Class B Warrants have an exercise price of $5.00 per share. The holders of the Class B Warrants may exercise such warrants at any time during the period commencing on July 1, 2008 and ending on June 30, 2009.

The registrant also entered into a security agreement with the Investors which provides the Investors with a security interest covering all of the registrant’s assets. The registrant has agreed to register the resale of the shares of Common Stock underlying the Notes, the Class A Warrants and the Class B Warrants pursuant to Federal and applicable state securities laws.

The registrant has filed copies of the material agreements related to this private placement as exhibits to this Current Report on Form 8-K.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

See response to Item 1.01.

The registrant issued the securities in this transaction in a private placement exempt from federal securities registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not Applicable.

(b)	Pro forma financial information.

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Not Applicable.

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

4.1	Form of Class A Warrant to purchase shares of the registrant’s common stock.

4.2	Form of Class B Warrant to purchase shares of the registrant’s common stock.

4.3	Form of Secured Convertible Promissory Note

10.1	Subscription Agreement, dated as of December 31, 2007, by and among the registrant and the subscribers referenced therein.

10.2	Security Agreement, dated as of December 31, 2007, by and among the registrant, its subsidiaries, and Barbara R. Mittman, as collateral agent.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMONWEALTH BIOTECHNOLOGIES, INC.

	By:	/s/ Richard J. Freer, Ph.D.
Richard J. Freer, Ph.D.
Chairman and Chief Operating Officer

Dated: January 8, 2008

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EXHIBIT INDEX

Number	Description of Exhibit
4.1	Form of Class A Warrant to purchase shares of the registrant’s common stock.

4.2	Form of Class B Warrant to purchase shares of the registrant’s common stock.

4.3	Form of Secured Convertible Promissory Note

10.1	Subscription Agreement, dated as of December 31, 2007, by and among the registrant and the subscribers referenced therein.

10.2	Security Agreement, dated as of December 31, 2007, by and among the registrant, its subsidiaries, and Barbara R. Mittman, as collateral agent.